UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 9, 2012

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-35293	54-1865271
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Atrium Way, Suite 265 Mount Laurel, New Jersey		08054
(Address of Principal Executive Offices)		(Zip Code)

(856) 273-6980

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Entry into Employment Agreement with Mr. Bartosz Kolacinski, interim Chief Financial Officer

On November 9, 2012, Central European Distribution Corporation (the “Company”) entered into an Interim Employment Agreement with Bartosz Kolacinski. The Employment Agreement is effective as of September 14, 2012 (the “Effective Date”) which is the day on which Mr. Kolacinski was appointed interim Chief Financial Officer as disclosed in the Company’s Form 8-K filed with the Securities and Exchange Commission on September 18, 2012. The Employment Agreement provides, among other things, that:

•

Mr. Kolacinski’s term of employment under the Employment Agreement will continue until the earlier of January 14, 2013 or the 30th day following the date on which a permanent Chief Financial Officer commences employment with the Company. The term may be extended by mutual agreement of the parties.

•	Mr. Kolacinski’s base salary during the term will be PLN 50,000 per month.

•	Mr. Kolacinski will be eligible to receive at the end of the term a bonus equal to PLN 40,000 (the “Bonus”).

•	Mr. Kolacinski will be granted an equity award of 4,000 shares of the Company’s common stock (the “Equity Award”) which will be eligible to vest at the end of the term.

•	As additional benefits, Mr. Kolacinski will receive the use of a company car and health plan coverage.

•

If the Company terminates Mr. Kolacinski’s employment other than for Cause (as defined in the Employment Agreement), disability or death, prior to the date on which a permanent Chief Financial Officer commences employment with the Company, or if Mr. Kolacinski terminates his employment after certain events occur without his consent, Mr. Kolacinski will be eligible to receive (i) payment of all accrued obligations, (ii) a lump sum payment equal to the base salary that would have been paid to Mr. Kolacinski had the term remained in effect, (iii) payment of the Bonus, and (iv) vesting of the Equity Award.

The foregoing summary is qualified in its entirety by reference to the full text of the Employment Agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Interim Employment Agreement entered into as of September 14, 2012 between Central European Distribution Corporation and Bartosz Kolacinski.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Central European Distribution Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

By:	/s/ David A. Bailey
David A. Bailey
Interim Chief Executive Officer

Date: November 9, 2012